UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2013

EnerNOC, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33471	87-0698303
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Federal Street, Suite 1100, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 224-9900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

2013 Executive Bonus Plan

At a meeting held on February 12, 2013 (the “Meeting”), based on the recommendation of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of EnerNOC, Inc. (the “Company”), the Board (i) approved increases to the 2013 annual base salaries for each “named executive officer” (as such term is used in Instruction 4 to Item 5.02 of Form 8-K) (collectively, the “Named Executives”), (ii) revised the target bonus percentage (as a percentage of base salary) for certain Named Executives in connection with any 2013 annual bonus amount paid to such Named Executives, and (iii) approved new performance objectives (the “New Performance Targets”) for any bonus amounts in excess of the amounts previously approved for each Named Executive under the Company’s 2013 Executive Bonus Plan, as such plan is described in the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 1, 2012 (the “2013 Plan”), each as set forth below:

Name and Position	New Base Salary	New Target Bonus (% of Base Salary)
Timothy G. Healy Chief Executive Officer and Chairman	$600,000	85%
David B. Brewster President	$525,000	80%
David Samuels Executive Vice President	$400,000	80%
Gregg Dixon Senior Vice President of Marketing and Sales	$350,000	115	%(1)
Kevin Bligh Chief Accounting Officer	$240,000	40	%(1)

(1)	No change was made to Messrs. Dixon’s or Bligh’s target bonus amounts, which remain at 115% and 40%, respectively, of their respective base salaries.

The increase in the annual bonus dollar amounts for each Named Executive under the 2013 Plan will be determined based upon the Company’s achievement of the New Performance Targets. Should the Named Executive remain employed by the Company at the time the annual bonus amounts are payable under the 2013 Plan, the increase in annual bonus dollar amounts under the 2013 Plan will be payable in cash and/or shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the discretion of each Named Executive other than the Chief Executive Officer, upon certification of the achievement of the New Performance Targets by the Committee, such certification to be finalized between February 1st and March 15th of 2014. The Company’s Chief Executive Officer and Chairman, will receive 100% of the available increase in annual bonus dollar amount in shares of Common Stock in early 2014, as provided by the terms of his employment agreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERNOC, INC.

Date: February 19, 2013	By:	/s/ Kevin J. Bligh
	Name: Title:	Kevin J. Bligh Chief Accounting Officer (Principal Accounting Officer)